UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2008

Commonwealth Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	01-17377	54-1460991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

403 Boush Street, Norfolk, Virginia 23510

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (757) 446-6900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On April 11, 2008, Commonwealth Bankshares, Inc. amended its Deferred Supplemental Compensation Agreement with Cynthia A. Sabol, Executive Vice President and Chief Financial Officer, Simon Hounslow, Executive Vice President and Chief Lending Officer and Stephen G. Fields, Executive Vice President and Commercial Loan Officer. The Amended and Restated Deferred Supplemental Compensation Agreements are attached hereto as Exhibit 99.1, 99.2 and 99.3.

About Commonwealth Bankshares

Commonwealth Bankshares, Inc. is the parent of Bank of the Commonwealth which opened its first office in Norfolk, Virginia, in 1971, creating a community bank that was attuned to local issues and could respond to the needs of local citizens and businesses. Over the last three decades, the Company’s growth has mirrored that of the communities it serves. Today, Bank of the Commonwealth has seventeen bank branches strategically located throughout the Hampton Roads and Northeastern North Carolina regions and an extensive ATM network for added convenience. The Company continues to grow and develop new services, such as Online Banking and a Corporate Cash Management program and at the same time, maintain the longstanding commitment to personal service. Our slogan conveys our true corporate philosophy: “When you bank with us, you bank with your neighbors.” Bank of the Commonwealth offers insurance services through its subsidiary BOC Insurance Agencies of Hampton Roads, Inc., title services through its subsidiary Executive Title Center, mortgage funding services through its subsidiary, Bank of the Commonwealth Mortgage, and investment related services through its new subsidiary Commonwealth Financial Advisors, LLC.* Additional information about the company, its products and services, can be found on the Web at www.bankofthecommonwealth.com.

Contact: Edward J. Woodard, Jr., CLBB, Chairman of the Board, President and Chief Executive Officer, P.O. Box 1177, Norfolk, Virginia 23501, Phone: (757) 446-6904 or ewoodard@bocmail.net Web Site: http://bankofthecommonwealth.com

*	Securities offered through Capitol Securities Management, Inc., member FINRA and SIPC. Not insured by FDIC or any Federal Government Agency. May Lose Value. Not a Deposit of or Guaranteed by the Bank or any Bank Affiliate. Commonwealth Financial Advisors, LLC is a wholly-owned subsidiary of Bank of the Commonwealth.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(D) Exhibits.

99.1	Amended and Restated Deferred Supplemental Compensation Agreement with Cynthia A. Sabol.

99.2	Third Amended and Restated Deferred Supplemental Compensation Agreement with Simon Hounslow.

99.3	Amended and Restated Deferred Supplemental Compensation Agreement with Stephen G. Fields.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Bankshares, Inc.

Date: April 14, 2008	By:	/s/ Cynthia A. Sabol, CPA
	Name:	Cynthia A. Sabol, CPA
	Title:	Executive Vice President and Chief Financial Officer